                                                                    EXHIBIT 10.4

                             SHAREHOLDERS AGREEMENT



         THIS SHAREHOLDERS AGREEMENT is made on the 21st day of July, 1987 between Shop-Vac Corporation (hereafter "Shop-Vac"), a New Jersey corporation, Martin Miller, as Trustee, Jonathan Miller, individually and as Trustee, and Matthew Miller, individually and as Trustee (hereafter "Shareholders").

         WHEREAS, Jonathan Miller and Matthew Miller are the owners of issued and outstanding stock of Shop-Vac; and

         WHEREAS, Martin Miller is the Trustee of a Trust created by his late wife which holds issued and outstanding stock of Shop-Vac; and

         WHEREAS, the nature and extent of the Shareholders' interests are set out in Appendix "A"; and

         WHEREAS, Jonathan Miller and Matthew Miller desire to retain proportionate ownership interests in Shop-Vac for themselves and their issue; and

         WHEREAS, the Shareholders are officers and employees of Shop-Vac; and

         WHEREAS, the Shareholders and Shop-Vac desire to ensure stability and continuity in the management and control of Shop-Vac; and

         WHEREAS, the parties desire to arrange the future ownership interests of Shop-Vac so as to reward other officers and employees and to otherwise advance the interests of Shop-Vac; and

         WHEREAS, the parties believe that certain provisions concerning stock redemption, restriction of stock transfer, and unanimous approval for certain extraordinary events are in the best interests of Shop-Vac;

         NOW, THEREFORE, it is agreed, for good and valuable consideration, as follows:


                                 1. DEFINITIONS

1.1 Shop-Vac. The term "Shop-Vac" shall refer to the Shop-Vac Corporation, a New Jersey corporation, with principal offices at 2323 Reach Road, Williamsport, Pennsylvania, and shall include any and all successors to all or substantially all of the assets and business of the Shop-Vac Corporation.

1.2. Shareholders. The term "Shareholders" shall refer to Martin Miller, as Trustee of certain trusts set out in Appendix "A", to Jonathan Miller, individually and as Trustee of certain Trusts
set out in Appendix      and to Matthew Miller, individually and as Trustee of
certain Trusts set out in Appendix    .

1.3 Parties. The term "parties" shall mean all of the parties to this Agreement. Those parties include Shop-Vac and the Shareholders.

1.4 Successor Shareholders. The term "Successor Shareholders" shall refer to those individuals, trustees, or other entities that hereafter acquire any ownership interest in the stock of Shop-Vac as a result of a transfer of said stock from the Shareholders or from other Successor Shareholders.

1.5 Transfer. The term "transfer" shall refer to the complete or partial transfer or encumbrance of any ownership interest in the shares of stock of Shop-Vac as a result of:

A.      A contractual agreement;
B.      A testamentary bequest;
C.      An inter vivos gift;
D.      A trust distribution; or
E. The operation of law including but not limited to the law of intestacy.

Provided, however, that the term "transfer" shall not include any transaction in which Martin Miller, Jonathan Miller, Matthew Miller, and Shop-Vac together execute a Voting Trust Agreement.

1.6 Martin Miller. The term "Martin Miller" shall refer to Martin Miller acting in his individual capacity.

1.7 Jonathan Miller. The term "Jonathan Miller" shall refer to Jonathan Miller acting in his individual capacity.

1.8 Matthew Miller. The term "Matthew Miller" shall refer to Matthew Miller acting in his individual capacity.

1.9 Disability or Incapacity. The terms "disability or incapacity" shall refer solely to mental disability or incapacity and shall require a finding and determination that a Shareholder is non compos mentis by the Order of a court of competent jurisdiction which makes reference to this Agreement.


                          2. CREATION AND TERMINATION

2.1 Creation. The effective date of this Agreement is July 21, 1987.

2.2 Termination. The termination date of this Agreement shall be the earliest of:

         A. The cessation, liquidation, or dissolution of Shop-Vac; or

         B. The effective date of a written agreement providing for such termination and executed by Shop-Vac and all living Shareholders and Successor Shareholders.


                                 3.  REDEMPTION

3.1     Death of Shareholder.

        A. Upon the death of a Shareholder, the issue of said Shareholder shall have an option to purchase, from the Shareholder's estate or representative, in equal amounts, any or all of the shares of Shop-Vac held by the Shareholder immediately prior to his death. If the issue do not elect to purchase the entire number of said shares, then the surviving brother of said Shareholder, if any, shall have an option to purchase, from the Shareholder's estate or representative, any of the shares not already purchased by the issue, held by the Shareholder immediately prior to his death. If the surviving brother does not elect to purchase the remaining number of said shares, then Shop-Vac shall have an option to purchase, from the Shareholder's estate or representative, any of the shares not already purchased by the deceased Shareholder's issue or surviving brother, held by the Shareholder immediately prior to his death. If Shop-Vac does not elect to purchase the remaining number of said shares, then the issue of said surviving brother shall have an option to purchase, from the Shareholder's estate or representative, in equal amounts, any of the shares not already purchased, held by the Shareholder immediately prior to his death.

        B. Any purchase made pursuant to an option created under Section 3.1(A) shall be at a price computed under Section 6 and with terms of payment as established by Section 7.

        C. Any purchase made pursuant to an option created under Section 3.1(A) shall be made no later than one (1) year from the date of death of the Shareholder.

        D. Notwithstanding the purchase option granted by Section 3.1(A) to Shop-Vac for the purchase of its own stock, the estate or representative of the Shareholder shall not be required to sell or transfer to Shop-Vac any amount of shares in excess of the maximum required by Internal Revenue Code Section 303, as amended, or a lesser amount, if necessary, to preserve the installment payment benefits provided under Internal Revenue Code Section 6166, as amended.

3.2 Death of a Successor Shareholder. Upon the death of a Successor Shareholder, Shop-Vac shall have an option to purchase, from the Successor Shareholder's estate or representative, any or all of the shares of Shop-Vac held by the Shareholder immediately prior to his death. Any purchase made pursuant to this Section shall be made no later than one (1) year from the date of death of the successor Shareholder, shall be at a price computed under Section 6, and shall be with terms of payment as established by Section 7.

3.3 Exception. The provisions of Section 3.1 shall not apply on:

         A.       The death of Jonathan Miller or Matthew Miller, when

         B. The death causes the outright transfer of Shop-Vac stock to any or all of the issue of Jonathan Miller or Matthew Miller; or

         C. The death of the Shareholder causes the transfer of Shop-Vac stock to a trust provided that said trust designates any or all of the issue of Jonathan Miller or Matthew Miller as the immediate income beneficiaries and eventual remainder beneficiaries; or

         D. The death of the Shareholder causes the transfer of Shop-Vac stock to a trust provided that said trust designates the spouse of Jonathan Miller or Matthew Miller as the lifetime income beneficiary, and designates any or all of the issue of Jonathan Miller or Matthew Miller as the eventual remainder beneficiaries.

3.4 Employment of Issue of Deceased Shareholder. Upon the death, disability, or incapacity of Jonathan Miller or Matthew Miller, should any of their issue desire to be employed by Shop-Vac, then Shop-Vac will, in good faith, use its best efforts to enter into a reasonable employment arrangement with said issue, in light of all circumstances then existing, utilizing the optimum talents of said issue.

3.5     Disability or Incapacity of Shareholder.

        A. Upon the disability or incapacity of Jonathan Miller or Matthew Miller, the parties understand that the ownership rights of said Jonathan Miller or Matthew Miller, in his shares of common stock of Shop-Vac, may be transferred by operation of law to a guardian, conservator, or other legal representative.

        B. Upon such disability or incapacity, Jonathan Miller and Matthew Miller hereby direct their guardian, conservator, or other legal representative to yield and assign the right to vote any shares of Shop-Vac stock, to his surviving able brother, by executing such proxies, voting trust agreements, or other documents as the surviving able brother may reasonably require.

3.6 Dividends. If the death, disability, or incapacity of the Shareholder causes the transfer of Shop-Vac stock pursuant to Sections 3.3 or 3.5, then the parties agree to employ their best efforts to secure the declaration and distribution, in the fiscal years following the death, disability, or incapacity of the Shareholder, of cash dividends payable to the holders of Shop-Vac's common stock in an overall amount that is equal to ten percent (10%) of Shop-Vac's net income after taxes for that fiscal year. Any declaration and distribution of cash dividends shall be made, however, only as long as it does not violate the terms of any applicable bank covenants, other financial agreements executed by Shop-Vac, or relevant provisions of law.


                            4. TRANSFER RESTRICTIONS

4.1 Consent Required. The parties agree that a Shareholder or Successor Shareholder may transfer an interest in Shop-Vac stock if and only if said Shareholder or Successor Shareholder has received prior written consent to the transfer from all other Shareholders and Successor Shareholders.

4.2 First Refusal. A. If any Shareholder or Successor Shareholder desires to transfer shares of Shop-Vac stock but has not received prior written consent to the transfer pursuant to Section 4.1 within a reasonable period of time, then said Shareholder or Successor Shareholder shall so notify Shop-Vac and all other Shareholders and Successor Shareholders in writing. The notice shall set forth the name of the prospective Successor Shareholder, the number of shares of stock involved, and the terms of such intended disposition. The notice shall be accompanied by a written statement, acknowledging the terms and agreeing to execute a counterpart of this Agreement pursuant to Section 7.5, signed by the prospective Successor Shareholder.

        B. For a period of sixty (60) days after the mailing of such notice, Shop-Vac shall have the option to purchase all of the stock of the disposing Shareholder or Successor Shareholder or, at its option, to purchase so much of the stock as shall have been designated in the notice.

        C. If Shop-Vac fails to exercise such option, the other Shareholders and Successor Shareholders shall have the option to purchase all of the stock of the disposing Shareholder or Successor Shareholder or, at their option, so much thereof as shall have been designated in the notice, in amounts proportionate to their respective holdings, within sixty (60) days after the termination of Shop-Vac's option to purchase. Any shares not so purchased by one Shareholder or Successor Shareholder may be purchased by the other Shareholders or Successor Shareholders in amounts proportionate to their holdings.

        D. The purchase price of each share of Shop-Vac stock transferred under Subsections B or C above shall be computed in accordance with Section 6 and the terms of payment shall be as stated in Section 7, or as may be otherwise mutually agreed between the disposing Shareholder or Successor Shareholder and the purchaser.

         E. Any option that is created for Shop-Vac under this Section may be exercised by the affirmative vote of a majority of Shop-Vac's Board of Directors.

         F. If neither Shop-Vac nor the other Shareholders or Successor Shareholders elect to exercise the options granted under this Section , then the disposing Shareholder or Successor Shareholder shall be free to transfer his stock in accordance with his notice to Shop-Vac and the Shareholders and Successor Shareholders. If the disposing Shareholder or Successor Shareholder shall fail, however, to make such disposition within sixty (60) days following the expiration of the options provided by this Section , then his shares shall again become subject to all of the provisions of this Section .

4.3 Exception. The provisions of Sections 4.1 and 4.2 shall not apply if the disposing Shareholder is Jonathan Miller or Matthew
Miller and:

         A. The disposing Shareholder seeks to effect the outright transfer of Shop-Vac stock to any or all of his issue, or to effect the transfer of said stock to a trust designating any or all of his issue as its immediate income beneficiaries and eventual remainder beneficiaries; or

         C. The disposing Shareholder seeks to effect the transfer of Shop-Vac stock to a trust designating his spouse as its lifetime income beneficiary and designating any or all of his issue as the eventual remainder beneficiaries.

4.4 Applicability. The terms of this Agreement shall apply to every share of Shop-Vac stock, whether said stock is transferred to a Successor Shareholder or remains in the possession of a Shareholder, for the duration of this Agreement.

4.5 Endorsement. Within ninety (90) days from the effective date of this Agreement, the Shareholders agree to tender their shares of Shop-Vac stock to Shop-Vac, and Shop-Vac agrees to reissue said stock, so that the following endorsement may be placed on each certificate of stock:

"NOTICE is hereby given that the sale, encumbrance, disposition, or other transfer of the shares of stock represented by this Certificate are subject to a Shareholders Agreement dated July 21, 1987 and filed with the Secretary of Shop-Vac Corporation."

The parties also agree that all stock issued after the effective date of this Agreement shall bear the same endorsement.

                            5. EXTRAORDINARY EVENTS

5.1 General. Martin Miller, Jonathan Miller, and Matthew Miller, as Shareholders, each agree that they will consider or act on the following extraordinary transactions, in their capacities as an individual, a trustee, an officer or an employee of Shop-Vac, if and only if they have secured the prior written consent of their two fellow Shareholders:

         A. The sale, lease, mortgage, pledge, or any other transfer or encumbrance of substantially all of the assets of Shop-Vac;

         B. The recapitalization, public trading registration, or other material alteration to the structure and nature of the capital stack of Shop-Vac;

         C. The consolidation, reorganization, merger, dissolution, or other material alteration to the corporate structure of Shop-Vac;

         D. The amendment of the Restated Certificate of Incorporation or By-laws of Shop-Vac; or

         E. The amendment of the Restated Employment Agreement dated January 15, 1987 by and between Martin Miller, Matthew Miller, Jonathan Miller, and Shop-Vac Corporation.

5.2 Consent of Remaining Shareholder. Upon the death, incapacity, or disability of one of the Shareholders, the remaining Shareholders may participate in the extraordinary transactions enumerated in Section 5.1 if and only if they both consent, in writing, to such transaction.


                                 6.  VALUATION

6.1 General. The purchase price for a share of Shop-Vac stock shall be computed under the terms of this Section.

6.2 Preferred Method. The Shareholders and Successor Shareholders shall attempt, during the month of April of each year, to execute a Certificate of Value in substantially the same form as that set forth in Appendix "B". The value to be used in such Certificate shall be the amount determined by all of the Shareholders and Successor Shareholders to be the then fair market value of each share of stock. If a Certificate of Value has been executed within one (1) year of the event giving rise to purchase hereunder, then the value found therein shall be the purchase price for a share of Shop-Vac stock.

6.3 Alternate Method. If all of the Shareholders and Successor Shareholders are unable to execute a Certificate of Value during the month of April of any year, then Shop-Vac shall commission a written report by an independent appraising company that determines the current value of each share of stock based on the most recent financial results, business prospects, and other relevant information. If the Shareholders and Successor Shareholders are unable to unanimously select an independent appraising company to prepare such a report by the last day of July of each year, then Shop-Vac shall commission Management Planning, Inc., 190 Nassau Street, Princeton, New Jersey 08540 to prepare the report which shall be issued within ninety (90) days, and thereupon distributed to all Shareholders and Successor Shareholders. If an appraisal report has been prepared and distributed to all Shareholders and Successor Shareholders within one (1) year of the event giving rise to purchase hereunder, then the value found therein shall be the purchase price for a share of Shop-Vac stock.


                              7. METHOD OF PAYMENT

7.1 General. The method of payment for a purchase of Shop-Vac stock required by this Agreement shall be arranged under the terms of this Section.

7.2 Principal Amount. The principal amount of the payment to be made to the disposing shareholder or his representative by Shop-Vac, the Shareholders, or the Successor Shareholders, shall be equal to the purchase price for a share of Shop-Vac stock under Section 6 multiplied by the number of shares subject to transfer.

7.3 Promissory Note. The principal amount shall be evidenced by an installment promissory note made by the purchaser. The terms of the note shall be as follows:

         A. The note shall require one hundred twenty (120) equal monthly installment payments.

         B.       The first payment shall be made within one hundred twenty
                  (120) days after the occurrence of the event which required the purchase of the shares.

         C. The note shall provide for the payment of simple interest on the unpaid principal balance at the greater rate of (i) ten percent [10%] per year or (ii) the Applicable Federal Rate in effect under Internal Revenue Code Section 1274 on the date of the event which required the purchase of the shares.

         D. The note shall also authorize confession of judgment upon default, and shall permit the prepayment or anticipation of payments, from time to time, without penalty, and the holder of the note shall have the right to require acceleration of payment in amounts sufficient to pay any estate tax, in installments as may be required under Internal Revenue Code Section 6166, attributable to inclusion of the Shop-Vac stock in the gross estate of the disposing Shareholder or Successor Shareholder.

7.4 Exchange. At the time of the first payment, the disposing Shareholder, Successor Shareholder, or his representative shall endorse the shares of Shop-Vac to the purchaser and deliver the shares of Shop-Vac stock, free and clear of all liens and encumbrances, but subject to the terms and restrictions of this Agreement, to the Secretary of the Corporation to be held in escrow as security pending final payment as required hereunder, and the purchaser shall make the first payment and deliver the promissory note to the seller. If the purchaser is not in default on the terms of payment, then the purchaser shall have the right to dividends, if any, and the right to vote the shares of stock. If the purchaser is in default, then the disposing Shareholder, Successor Shareholder, or his representative shall reacquire the right to vote the stock and the right to receive dividends. The Secretary of the Corporation shall, as Escrow Agent, deliver the shares to the purchaser at the time the final payment is made hereunder.

7.5 Execution of Counterpart. At the time of the first payment, the purchaser shall execute a counterpart of this Agreement.


                                  8. INSURANCE

8.1 General. Shop-Vac may apply for life insurance and disability insurance, in which the named insured is a Shareholder or Successor Shareholder and the beneficiary is Shop-Vac, whenever such insurance may, in Shop-Vac's opinion, be an appropriate method for funding its purchase obligations under this Agreement.

8.2 Ownership. Shop-Vac shall pay all premiums on such insurance policies and shall be the sole owner of such policies.

8.3 Cooperation. The parties agree that they shall employ their best efforts to cooperate in the issuance of any such insurance policies.


                                  9.  GENERAL

9.1 Law. This Agreement shall be governed by the laws of the State of New
Jersey.

9.2 Enforcement. The parties to this Agreement or a Successor Shareholder may seek to enforce or construe its terms in, and only in, a court of competent jurisdiction of the State of New Jersey. The parties agree that the court may issue ex parte temporary injunctive relief to preserve the status quo and prevent irreparable injury pending the determination of any dispute under this Agreement.

9.3 Prior Agreements. Any prior agreement, including but not limited to the one executed by certain parties hereto on November 13, 1984, concerning the subject matter of this Agreement, are hereby rescinded and superseded by this Agreement.

9.4 Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors, and assigns.

9.5 Notices. The Shareholders and Successor Shareholders shall be deemed to receive notice of any material which is sent to them by registered mail at the address last appearing on Shop-Vac's stock transfer records. Shop-Vac shall be deemed to receive notice of any material which is sent to it by registered mail at its principal place of business in Williamsport, Pennsylvania.

9.6 Counterparts. This Agreement may be executed in any number of counterparts. Each of these counterparts shall be taken to be an original.

9.7 Waiver. No waiver of any provision of this Agreement shall be valid unless it is in writing and is signed by the party against whom charged.

9.8 Amendment. The provisions of this Agreement may only be modified by a signed written agreement that is executed by all of the competent and living parties hereto and by all Successor Shareholders.

        IN WITNESS WHEREOF, the parties have signed this Agreement.

[SEAL]                                   SHOP-VAC CORPORATION


                                         By: /s/ William C. Reynolds
                                              -------------------------------
                                                  Executive Vice President

ATTEST:
/s/ Ruth A. Holt                                  /s/ Martin Miller
---------------------------------             -------------------------------
Assistant Secretary                               Martin Miller

                                                  /s/ Jonathan Miller
                                              -------------------------------
                                                  Jonathan Miller

                                                  /s/ Matthew Miller
                                                  ------------------------------
                                                  Matthew Miller

COMMONWEALTH OF PENNSYLVANIA :
COUNTY OF LYCOMING           : SS.:
                             :

        Be it remembered that on the 21 day of July, 1987, before me, the subscriber, a notary public, personally appeared RUTH A. HOLT to me known, who being by me duly sworn, on her oath does depose and make proof to my satisfaction that she is the Assistant Secretary of and well knows the seal of Shop-Vac Corporation; that the seal affixed to the above Shareholders Agreement is the seal of said Corporation and is affixed thereto by authority of its Board of Directors; that William C. Reynolds was at the time of the execution thereof the Executive Vice President of said Corporation; that she saw the said William
C. Reynolds affix said seal thereto, sign and deliver said Agreement and hear him declare that he signed, sealed, and delivered the same as the voluntary act of said Corporation, by virtue of said authority; and that this deponent signed her name thereto, at the same time, as a subscribing witness.

                                   /s/ Ruth A. Holt
                                  --------------------------------------
                                         Assistant Secretary


Subscribed and sworn to
before me on the 21 day
of July, 1987.


/s/ Gail P. Burnhart
--------------------------------------
Notary Public

Gail p. Burnhart, Notary Public
Williamsport Lycoming County
My Commission Expires Dec. 5, 1989
Member Pennsylvania Association of Notaries

STATE OF NEW YORK :
                  :    SS.:
COUNTY OF NEW YORK:


        Be it remembered that on this 20th day of July, 1987, before me, the subscriber, an attorney-at-law of the State of New Jersey, personally appeared Martin Miller, who, I am satisfied, is the person named in and who executed the foregoing Shareholders Agreement; and he acknowledged that he signed, sealed, and delivered the same as his act and deed.

                                       /s/ Robert N.       , Jr.
                                      --------------------------------------
                                              Attorney-at-Law of
                                            the State of New Jersey

STATE OF NEW YORK  :
                   : SS.:
COUNTY OF NEW YORK :

        Be it remembered that on this 20th day of July, 1987, before me, the subscriber, an attorney-at law of the State of New Jersey, personally appeared Jonathan Miller, who, I am satisfied, is the person named in and who executed the foregoing Shareholders Agreement; and he acknowledged that he signed, sealed, and delivered the same as his act and deed.

                                       /s/ Robert N.       , Jr.
                                      --------------------------------------
                                              Attorney-at-Law of
                                            the State of New Jersey

COUNTRY OF ENGLAND      :
                        : SS.:
COUNTY OF _____________ :

        Be it remembered that on this fifth day of August, 1987, before me, the subscriber, a representative of the government of the United States, personally appeared Matthew Miller, who, I am satisfied, is the person named in and who executed the foregoing Shareholders Agreement; and he acknowledged that he signed, sealed, and delivered the same as his act and deed.


                                  /s/ J. Taylor Blanton
                                  -------------------------------
                                   (Name)                   (Title)
                                         J. Taylor Blanton
                                            Council of
                                   the United States of America
                                          London, England

                                   APPENDIX A


                   Allocation of Issued and Outstanding Stock
                            of Shop-Vac Corporation

Shareholder                        # of Shares              Type of Shares
-----------                        -----------              --------------
Martin Miller, as Trustee
of Florence Miller Inter
Vivos Trust                        3941                     Common Stock

Jonathan Miller                     850                     Common Stock

Matthew Miller                      850                     Common Stock

Jonathan Miller & Matthew
Miller, as Trustees of
Grantor Income Trust                444                     Common Stock

Jonathan Miller, as
Trustee of Jonathan Miller
Children's Trust                    207.5                   Common Stock

Matthew Miller, as
Trustee of Matthew Miller
Children's Trust                    207.5                   Common Stock

                                   APPENDIX B


                              Certificate of Value


WE, the undersigned, do hereby certify that the value of each share of the common stock of Shop-Vac Corporation as of the day of April, 19 , is $______________ per share.

                                             --------------------------------
                                               Shareholder

                                             --------------------------------
                                               Shareholder

                                             --------------------------------
                                               Shareholder


(SEAL)                                       SHOP-VAC CORPORATION

                                             By:
                                                --------------------------------
                                                                  (Title)

ATTEST:


-------------------------
Assistant Secretary

                      AMENDMENT TO SHAREHOLDERS AGREEMENT

         This AMENDMENT TO SHAREHOLDERS AGREEMENT is made on the 1st day of August, 1991 between Shop-Vac Corporation (hereinafter "Shop-Vac"), a New Jersey corporation, Martin Miller, Individually, Jonathan Miller, Individually, as Trustee and as Custodian, and Matthew Miller, Individually, as Trustee and as Custodian.

         WHEREAS, Jonathan Miller and Matthew Miller are the owners of issued and outstanding stock of Shop-Vac;

         WHEREAS, Martin Miller was formerly Trustee of a Trust created by his late wife which holds issued and outstanding stock of Shop-Vac, but, with his resignation as Trustee of such Trust, no longer holds, either individually or in a fiduciary capacity, a legal or beneficial interest in Shop-Vac;

         WHEREAS, the parties hereto were the signatories to an original Shareholders Agreement dated July 21, 1987 (hereinafter "Original Shareholders Agreement");

         WHEREAS, since the execution of the Original Shareholders Agreement, the stock ownership of Shop-Vac Corporation has substantially changed, with the result being that the current stock ownership is now as indicated in Appendix A attached hereto; and

         WHEREAS, the parties to this Agreement pursuant to Article 9, Section 8 amend the Original Shareholders Agreement by unanimous signed written agreement.

         NOW, THEREFORE, it is agreed for good and valuable consideration, as follows:

1. Article 1, Section 2 of the Original Shareholders Agreement is hereby deleted and in lieu of the stricken language, it shall read:

     1.2 Shareholders. The term "Shareholders" shall refer to Jonathan Miller, Individually, as Trustee of certain Trusts, and as Custodian as set out in Appendix A hereto, and to Matthew Miller, Individually, as Trustee of certain Trusts, and as Custodian as set out in Appendix A hereto.

2. Article 1, Section 8 of the Original Shareholders Agreement is hereby deleted.

3. The language contained in Article 5 of the Original Shareholders Agreement is hereby deleted and in lieu of the stricken language, it shall read:

                            5. Extraordinary Events

     5.1 General. Jonathan Miller and Matthew Miller, as Shareholders, each agree that they will consider or act on the following extraordinary transactions, in their capacities as an individual, a trustee, a custodian, an officer or an employee of Shop-Vac, if and only if they have secured the prior written consent of their fellow Shareholder:

         A. The sale, lease, mortgage, pledge or any other transfer or encumbrance of substantially all of the assets of Shop-Vac;

         B. The recapitalization, public trading registration or other material alteration to the structure and nature of the capital stock of Shop-Vac;

         C. The consolidation, reorganization, merger, dissolution or other material alteration to the corporate structure of Shop-Vac;

         D. The amendment of the Restated Certificate of Incorporation or By-Laws of Shop-Vac; or

         E. The amendment of the Restated Employment Agreements dated January 15, 1987, by and between Martin Miller, Matthew Miller, Jonathan Miller and Shop-Vac Corporation.

4. In all other events, the terms of the Original Shareholders Agreement remain in effect and legally binding upon the signatories.

         IN WITNESS WHEREOF, the parties have signed this Agreement.


[SEAL]                                       SHOP-VAC CORPORATION

                                             By:   /s/ Unreadable
                                             ---------------------------------
                                                      President
ATTEST:

        /s/ Unreadable                             /s/ Martin Miller
-------------------------------              ---------------------------------
            Unreadable                       Martin Miller, Individually

                                                   /s/ Jonathon Miller
                                             ---------------------------------
                                             Jonathan Miller, Individually,
                                             as Trustee, and Custodian

                                                   /s/ Matthew Miller
                                             ---------------------------------
                                             Matthew Miller, Individually,
                                             as Trustee, and as Custodian


                                                  /s/ Unreadable



                                                  Unreadable Text

                                   APPENDIX A

                      ALLOCATION OF ISSUED AND OUTSTANDING
                      ------------------------------------
                         STOCK OF SHOP-VAC CORPORATION
                         -----------------------------

Total Shares Issued and Outstanding:                               6,500

Treasury Shares:                                                   375.2

Holders of Record                                               No. of Shares
-----------------                                               -------------

Jonathan Miller                                                     2053

Jonathan Miller, as
UGMA Custodian for                                                  767.5
his minor children

Jonathan Miller, as
Trustee of the Jonathan                                             207.5
Miller Children's Trust

Matthew Miller                                                      2053

Matthew Miller, as
UGMA Custodian for                                                  767.5
his minor children

Matthew Miller, as
Trustee of the Matthew                                              207.5
Miller Children's Trust

Jonathan Miller and
Matthew Miller as Trustees                                          444
of Residuary Trust under
Will of Florence Miller
                                                                -------------
                                                          TOTAL     6500

                              CONSENT TO TRANSFER

         The undersigned shareholders of Shop Vac Corporation, in accordance with Section 4.1 of the Shareholders Agreement dated July 21, 1987, between Shop Vac Corporation and Martin Miller, as Trustee, Jonathan Miller, individually and as Trustee, and Matthew Miller, individually and as Trustee, as amended by Agreement dated August 1, 1991, hereby consent to the transfer of shares of Shop Vac Corporation stock by any of the undersigned to either the Jonathan Miller Family Limited Partnership or the Matthew Miller Family Limited Partnership, this consent effective as of November 18, 1993.


Witness:

         /s/ unreadable                /s/ Jonathon Miller
--------------------------------       -----------------------------------------
                                       Jonathan Miller

         /s/ unreadable                /s/ Charles M. Miller
--------------------------------       -----------------------------------------
                                       Charles M. Miller

        /s/ unreadable                 /s/ Matthew Miller
--------------------------------       -----------------------------------------
                                       Matthew Miller, as Custodian
                                       f/b/o Felice A. Miller

        /s/ unreadable                 /s/ Matthew Miller
--------------------------------       -----------------------------------------
                                       Matthew Miller, Co-Trustee
                                       of Irrevocable Trust dated
                                       12/6/91 f/b/o Charles M. Miller

        /s/ unreadable                 /s/ Matthew Miller
--------------------------------       -----------------------------------------
                                       Matthew  Miller, Co-Trustee
                                       of Irrevocable Trust dated
                                       12/6/91 f/b/o Felice A. Miller

Attest:                                     FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA

     /s/ Unreadable                    By:            /s/ Unreadable
--------------------------------          --------------------------------------
Asst. Secretary                                      (Vice) President
                                            Co-Trustee of Irrevocable Trust
                                            dated 12/6/91 f/b/o Charles M.
                                            Miller

Attest:                                     FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA

     /s/ Unreadable                    By:         /s/ Unreadable
--------------------------------          --------------------------------------
Asst. Secretary                                    (Vice) President
                                            Co-Trustee of Irrevocable Trust
                                            dated 12/6/91 f/b/o Felice A.
                                            Miller

Witness:

    /s/ Unreadable                               /s/ Jonathan Miller
--------------------------------          --------------------------------------
                                            Jonathan Miller, Trustee of
                                            Jonathan Miller 1984 Children's
                                            Trust

   /s/ Unreadable                                /s/ Matthew Miller
--------------------------------          --------------------------------------
                                            Matthew Miller

   /s/ Unreadable                                /s/ Jonathan Miller
--------------------------------          --------------------------------------
                                            Jonathan Miller, as Custodian
                                            f/b/o Sarah Miller

   /s/ Unreadable                                /s/ Jonathan Miller
--------------------------------          --------------------------------------
                                            Jonathan Miller, as Custodian
                                            f/b/o Joshua Miller

     /s/ Unreadable                              /s/ Jonathan Miller
--------------------------------          --------------------------------------
                                          Jonathan Miller, Co-Trustee
                                          of Irrevocable Trust dated
                                          12/6/91  f/b/o Sarah Miller



    /s/ Unreadable                              /s/ Jonathan Miller
--------------------------------          --------------------------------------
                                          Jonathan Miller, Co-Trustee
                                          of Irrevocable Trust dated
                                          12/6/91  f/b/o Joshua Miller



   /s/ Unreadable                              /s/ Jonathan Miller
--------------------------------          --------------------------------------
                                          Jonathan Miller, Co-Trustee
                                          of Irrevocable Trust dated
                                          12/6/91  f/b/o David Miller


Attest:                                     FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA

   /s/ Unreadable                      By:     /s/ Unreadable
--------------------------------          --------------------------------------
Asst. Secretary                             (Vice) President
                                            Co-Trustee of Irrevocable Trust
                                            dated 12/6/91 f/b/o Sarah Miller


Attest:                                     FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA

  /s/ Unreadable                       By:     /s/ Unreadable
--------------------------------          --------------------------------------
Asst. Secretary                             (Vice) President
                                            Co-Trustee of Irrevocable Trust
                                            dated 12/6/91 f/b/o Joshua Miller

Attest:                                     FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA

  /s/ Unreadable                       By:     /s/ Unreadable
--------------------------------          --------------------------------------
Asst. Secretary                             (Vice President)
                                            Co-Trustee of Irrevocable Trust
                                            dated 12/6/91 f/b/o David Miller


Witness:

 /s/ Unreadable                                /s/ Matthew Miller
--------------------------------          --------------------------------------
                                            Matthew Miller, Trustee of
                                            Matthew Miller 1984 Children's
                                            Trust